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                                                                      Exhibit 24
                               POWER OF ATTORNEY

                          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Directors and officers of Cleveland-Cliffs Inc, an Ohio corporation ("Company"), hereby constitute and appoint M. Thomas Moore, John S. Brinzo, Frank L. Hartman, and John E. Lenhard and each of them, their true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for them and in their name, place and stead, to sign on their behalf as a Director or officer of the Company, or both, as the case may be, an Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 1993, and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Executed as of the 8th day of March, 1994.


         /s/M. T. Moore                         /s/S. B. Oresman
         ---------------------                  -----------------------
         M. T. Moore                            S. B. Oresman, Director
         Chairman, President, Chief
         Executive Officer and Director
         (Principal Executive Officer)          /s/A. Schwartz
                                                ------------------------
                                                A. Schwartz, Director

         /s/R. S. Colman
         ----------------------
         R. S. Colman, Director
                                                /s/S. K. Scovil
                                                -----------------------
                                                S. K. Scovil, Director

         /s/E. M. de Windt
         ----------------------
         E. M. de Windt, Director
                                                /s/J. H. Wade
                                                -----------------------
                                                J. H. Wade, Director

         /s/J. D. Ireland III
         ----------------------
         J. D. Ireland III, Director
                                                /s/A. W. Whitehouse
                                                -----------------------
                                                A. W. Whitehouse, Director

         /s/G. F. Joklik
         ----------------------
         G. F. Joklik, Director
                                                /s/J. S. Brinzo
                                                -----------------------
                                                J. S. Brinzo
                                                Senior Executive-Finance
         /s/L. L. Kanuk                         (Principal Financial Oficer)
         ----------------------
         L. L. Kanuk, Director

                                                /s/J. A. Trethewey
                                                -----------------------
                                                J. A. Trethewey
         /s/G. H. Lamphere                      Vice President and Controller
         ----------------------                 (Principal Accounting Officer)
         G. H. Lamphere, Director





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